EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Irma Velazquez, certify that:

1.

I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q of Energy and Water Development Corp; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 2, 2020

/s/ Irma Velazquez
Irma Velazquez
Chief Operating Officer
(Principal Financial Officer and Principal Accounting Officer)